Exhibit 10.2

THE SUBSIDIARIES OF AMERICAN DENTAL PARTNERS, INC.

NAMED HEREIN

as Guarantors

With

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent

AMENDED AND RESTATED SUBSIDIARY GUARANTY

dated as of

February 22, 2005

AMENDED AND RESTATED SUBSIDIARY GUARANTY

THIS AMENDED AND RESTATED SUBSIDIARY GUARANTY, dated as of February 22, 2005 (as may be further amended, modified or supplemented from time to time, this “Guaranty”), made by (i) each of the undersigned (each, together with its successors and assigns, a “Guarantor” and collectively, the “Guarantors”), with (ii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (herein, together with its successors and assigns in such capacity, the “Administrative Agent”), for the benefit of the Creditors (as defined below):

PRELIMINARY STATEMENTS:

(1) Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined. Certain terms used herein are defined in Section 1 hereof.

(2) The Guarantors (other than American Dental Partners of Missouri, LLC) and the Administrative Agent are parties to the Subsidiary Guaranty, dated October 16, 2003 (as supplemented, the “Original Subsidiary Guaranty”).

(3) The Guarantors and the Administrative Agent desire to amend and restate the Original Subsidiary Guaranty to make certain modifications thereto and to add American Dental Partners of Missouri, LLC as a Guarantor hereunder.

(4) This Guaranty is made pursuant to the Amended and Restated Credit Agreement, dated as of the date hereof (herein, as may be further amended or otherwise modified, restated, replaced or amended and restated from time to time, the “Credit Agreement”), among AMERICAN DENTAL PARTNERS, INC., a Delaware corporation (herein, together with its successors and assigns, the “Borrower”), the financial institutions named as lenders therein (herein, together with their successors and assigns, the “Lenders”), and the Administrative Agent.

(5) Each Guarantor is a direct or indirect Subsidiary of the Borrower. This Guaranty is one of the Credit Documents referred to in the Credit Agreement.

(6) It is a condition to the making of Loans and the issuance of, and participation in, Letters of Credit, under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.

(7) Each Guarantor will obtain benefits from the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Creditors to extend the Credit Document Obligations and the Designated Hedge Document Obligations.

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent and the other Creditors and hereby covenants and agrees with the Administrative Agent and each other Creditor as follows:

Section 1. Certain Definitions. As used in this Guaranty, the following terms shall have the meanings herein specified unless the context otherwise requires:

“Credit Document Obligations” shall mean and include:

(a) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement,

(b) all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement, and

(c) all other obligations and liabilities owing by the Borrower and the other Credit Parties to the Administrative Agent, any Letter of Credit Issuer or any of the Lenders under the Credit Agreement and the other Credit Documents to which the Borrower or any other Credit Party is now or may hereafter become a party (including, without limitation, indemnities, Fees and other amounts payable thereunder), whether primary, secondary, direct, contingent, fixed or otherwise, in all cases whether now existing, or hereafter incurred or arising, including any such interest or other amounts incurred or arising during the pendency of any bankruptcy, insolvency, reorganization, receivership or similar proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under Section 362(a) of the Bankruptcy Code.

“Creditor” shall mean the Administrative Agent, each Letter of Credit Issuer, the Lenders and the Designated Hedge Creditors, and the respective successors and assigns of each of the foregoing.

“Designated Hedge Creditor” shall mean each Lender or Affiliate of a Lender that participates as a counterparty to the Borrower or any Guarantor pursuant to any Designated Hedge Document.

“Designated Hedge Document” shall mean and include (i) each Designated Hedge Agreement to which the Borrower or any Guarantor is now or may hereafter become a party, and (ii) each confirmation, transaction statement or other document executed and delivered in connection therewith to which the Borrower or any Guarantor is now or may hereafter become a party.

“Designated Hedge Document Obligations” shall mean and include all obligations and liabilities owing by the Borrower or any Guarantor under all existing and future Designated Hedge Documents, in all cases whether now existing, or hereafter incurred or arising, including any such amounts incurred or arising during the pendency of any bankruptcy, insolvency, reorganization, receivership or similar proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under Section 362(a) of the Bankruptcy Code.

“Guaranteed Documents” shall mean and include (i) the Credit Agreement, the Notes and the other Credit Documents to which the Borrower or any of its Subsidiaries is now or may hereafter become a party, and (ii) each Designated Hedge Agreement and other Designated Hedge Document to which the Borrower or any Guarantor is now or may hereafter become a party.

“Guaranteed Obligations” shall mean and include the Credit Document Obligations and the Designated Hedge Document Obligations.

“Subordinate Obligations” shall have the meaning given to such term in Section 3 hereof.

Section 2. Guaranty by the Guarantors, etc.

(a) Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees: (i) to the Administrative Agent, each Letter of Credit Issuer and the Lenders the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Credit Document Obligations of (A) the Borrower, and (B) each of the other Subsidiaries of the Borrower that is a Credit Party; and (ii) to each Designated Hedge Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Designated Hedge Document Obligations of (A) the Borrower, and (B) each other Guarantor. Such guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Borrower or any other Subsidiary or Affiliate of the Borrower, or any other action, occurrence or circumstance whatsoever. If an Event of Default shall occur and be continuing under the Credit Agreement or any payment default shall occur and be outstanding under any Designated Hedge Document, each Guarantor will, within two Business Days following its receipt of written notice from the Administrative Agent demanding payment hereunder, pay to the Administrative Agent, for the benefit of the Creditors, in immediately available funds, at the Payment Office of the Administrative Agent, such amount of the Guaranteed Obligations as the Administrative Agent shall specify in such notice.

(b) In addition to the foregoing, each Guarantor also, jointly and severally, irrevocably and unconditionally guarantees that each of the terms, conditions, covenants and agreements of the Borrower under the Credit Agreement, and of the Borrower and the other Credit Parties under the other Guaranteed Documents, will be duly and punctually performed and observed strictly in accordance with the terms thereof and that if for any reason whatsoever the Borrower or the other Credit Parties shall fail to do so, such Guarantor shall duly and punctually perform and observe, or cause the Borrower or such other Credit Party, as applicable, to duly and punctually perform and observe, the same. Such guaranty is an absolute, unconditional, present and continuing guaranty of performance and is in no way conditioned or contingent upon any attempt to enforce performance by the Borrower or any other Subsidiary or Affiliate of the Borrower, or any other act, occurrence or circumstance whatsoever.

(c) In addition to the foregoing, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees to the Creditors the payment of any and all Guaranteed Obligations of the Borrower and each other Credit Party, whether or not due or payable by the obligor thereon, upon the occurrence in respect of the Borrower or other applicable obligor of any bankruptcy or insolvency proceeding or case under the Bankruptcy Code, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Administrative Agent, for the benefit of the Creditors, on demand, in such currency and otherwise in such manner as is provided in the Guaranteed Documents governing such Guaranteed Obligations.

(d) As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees, for the benefit of the Creditors, that, should any amounts constituting Guaranteed Obligations not be recoverable from the Borrower or other Credit Party for any reason whatsoever (including, without limitation, by reason of any provision of any Guaranteed Document or any other agreement or instrument executed in connection therewith being or becoming, at any time, voidable, void, unenforceable, or otherwise invalid under any applicable law), then notwithstanding any notice or knowledge thereof by the Administrative Agent, any other Creditor, any of their respective Affiliates, or any other person, each Guarantor, jointly and severally, as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent, for the account of the Creditors, of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in the Guaranteed Documents.

(e) Each Guarantor understands, agrees and confirms that the Administrative Agent and the other Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against any Guarantor without proceeding against any other Guarantor, the Borrower or any other person, or against any security or other collateral.

(f) All payments by each Guarantor under this Guaranty shall be made to the Administrative Agent, for the benefit of the Creditors, in such currency and otherwise in such manner as is provided in the Guaranteed Documents to which such payments relate.

Section 3. Subordination.

(a) Any Indebtedness or other obligations or liabilities of the Borrower now or hereafter held by any Guarantor (collectively, “Subordinated Obligations”) are hereby subordinated to the Indebtedness of the Borrower to any Creditor; and such Subordinated Obligations of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Administrative Agent and the other Creditors and be paid over to the Administrative Agent, for the benefit of the Creditors, on account of the Indebtedness of the Borrower to the Administrative Agent and to the other Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any Subordinated Obligation of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

(b) If and to the extent that any Guarantor makes any payment to the Administrative Agent or any other Creditor or to any other person pursuant to or in respect of this Guaranty, any reimbursement or similar claim that such Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior termination of the Total Commitment and indefeasible payment in full of all Guaranteed Obligations owed to the Administrative Agent and the other Creditors.

Section 4. Guarantors’ Obligations Absolute, etc. The obligations of each Guarantor under this Guaranty shall be absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based on any claim such Guarantor may have against the Borrower or any other person, including, without limitation, the Administrative Agent, any other Creditor, any of their respective Affiliates, or any other Guarantor, and shall remain in full force and effect without regard to, and shall not be released, suspended, abated, deferred, reduced, limited, discharged, terminated or otherwise impaired or adversely affected by any circumstance or occurrence whatsoever, other than indefeasible payment in full of, and complete performance of, all of the Guaranteed Obligations, including, without limitation:

(a) any increase in the amount of the Guaranteed Obligations outstanding from time to time, including, without limitation, any increase in the aggregate outstanding amount of the Loans and Letters of Credit above any specific maximum amount referred to herein or in the Credit Agreement as in effect on the date hereof, and any increase in any interest rate, Fee or other amount applicable to any portion of the Guaranteed Obligations or otherwise payable under any Guaranteed Document;

(b) any direction as to the application of any payment by the Borrower or by any other person;

(c) any incurrence of additional Guaranteed Obligations at any time or under any circumstances, including, without limitation, (i) during the continuance of a Default or Event of Default, (ii) at any time when all conditions to such incurrence have not been satisfied, or (iii) in excess of borrowing base, sublimit or other limitations contained in the Credit Agreement or any of the other Guaranteed Documents;

(d) any renewal or extension of the time for payment or maturity of any of the Guaranteed Obligations, or any amendment or modification of, or addition or supplement to, or deletion from, the Credit Agreement, any other Guaranteed Document, or any other instrument or agreement applicable to the Borrower or any other person, or any part thereof, or any assignment, transfer or other disposition of any thereof;

(e) any failure of the Credit Agreement, any other Guaranteed Document, or any other instrument or agreement applicable to the Borrower or any other person, to constitute the legal, valid and binding agreement or obligation of any party thereto, enforceable in accordance with its terms, or any irregularity in the form of any Guaranteed Document;

(f) any failure on the part of the Borrower or any other person to perform or comply with any term or provision of the Credit Agreement, any other Guaranteed Document, or any such other instrument or agreement;

(g) any waiver, consent, extension, indulgence or other action or inaction (including, without limitation, any lack of diligence, any failure to mitigate damages or marshall assets, or any election of remedies) under or in respect of (i) the Credit Agreement, any other Guaranteed Document, or any such other instrument or agreement, or (ii) any obligation or liability of the Borrower or any other person;

(h) any exercise or non-exercise of any right, power or remedy under or in respect of the Credit Agreement, any other Guaranteed Document, or any such other instrument or agreement, or any such obligation or liability, including, without limitation, (i) any failure of the Administrative Agent or any other Creditor to give notice of any Default or Event of Default under any Guaranteed Document, or to advance funds for the protection or preservation of, or provision of insurance for, or payment of taxes on, any property that is collateral security for any of the Guaranteed Obligations, and (ii) any act or failure to act on the part of the Administrative Agent or any other Creditor, in any manner referred to in this Guaranty, or otherwise, that may deprive such Guarantor of its right to (A) subrogation against the Borrower to recover full reimbursement or indemnity for any payments made pursuant to this Guaranty, or (B) contribution from any other Guarantor for any such payments made by it, or that otherwise may adversely affect the amount recoverable upon the exercise of any such right of subrogation or contribution;

(i) any application of any amounts by whomsoever paid or howsoever realized to the Guaranteed Obligations or any other liabilities owed to the Administrative Agent or any other Creditor, regardless of the order or priority of any such application, and regardless of what liabilities of the Borrower or any other person remain unpaid;

(j) any settlement or compromise of any of the Guaranteed Obligations, any security therefor or guaranty thereof;

(k) any payment made to the Administrative Agent or any other Creditor on the Guaranteed Obligations that the Administrative Agent or any other Creditor repays, returns or otherwise restores to the Borrower or any other applicable obligor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding;

(l) any subordination of any of the claims of the Administrative Agent or any other Creditor to any claims of any creditors of the Borrower or any other person, or any subordination of any liens or security interests in favor of the Administrative Agent or any other Creditor to any liens or security interests of any other person;

(m) any sale, exchange, release, surrender or foreclosure of, or any realization upon, or other dealing with, in any manner and in any order, any property, rights or interests by whomsoever at any time granted, assigned, pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations, or any other liabilities or obligations (including any of those hereunder), or any portion of any thereof;

(n) the existence of any right of setoff, offset or banker’s lien, or any failure to exercise rights in respect thereof, or any release thereof;

(o) any furnishing of any new or additional security or any new or additional guaranty to or for the benefit of any Creditor, or any acceptance thereof, including, without limitation, any addition of any Guarantor to this Guaranty;

(p) any release of any security or any guaranty by or at the direction of the Administrative Agent or any other Creditor, or any release or discharge of, or limitation of recourse against, any person furnishing any security or guaranty, including, without limitation, any release or discharge of any Guarantor from this Guaranty;

(q) any limitation on any person’s liability or obligation under the Credit Agreement, any other Guaranteed Document, or any such other instrument or agreement, or any such obligation or liability, or any termination, cancellation, avoidance, commercial or other frustration, impracticability, invalidity, unenforceability or ineffectiveness, in whole or in part, of the Credit Agreement, any other Guaranteed Document, or any such other instrument or agreement or any such obligation or liability or any term or provision of any thereof;

(r) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition, arrangement or other similar proceeding relating to the Borrower or to any of its properties or assets, or any such proceeding by, among or on behalf of any of its creditors, as such, or any proceeding for the voluntary liquidation or dissolution or other winding up of the Borrower, whether or not insolvency or bankruptcy proceedings, or any assignment for the benefit of its creditors, or any other marshaling of its assets, or any action taken by any trustee or receiver or by any court in any such proceeding;

(s) any disallowance or limitation of any claim of the Administrative Agent, any other Creditor, or any other person, in any such proceeding;

(t) any change in the ownership of all or any part of the capital stock of, or other equity interests in, the Borrower, any of its Subsidiaries or Affiliates, or any other person, or any merger or consolidation involving the Borrower, any of its Subsidiaries or Affiliates, or any other person, or any purchase, acquisition, sale, lease or disposition by the Borrower, any of its Subsidiaries or Affiliates, or any other person, of any assets or properties;

(u) any breach by the Borrower or any of its other Subsidiaries or Affiliates of any of their representations or warranties contained in any of the Guaranteed Documents or any other certificate or document executed and delivered in connection therewith;

(v) any inability of the Borrower to create or incur any Subordinated Indebtedness or other Indebtedness, or the existence of any contractual or other restriction upon the ability of the Borrower to issue and sell shares of its capital stock, to purchase, sell, lease or otherwise dispose of assets, to incur Subordinated Indebtedness or other Indebtedness, or to otherwise conduct its business affairs;

(w) any assignment, transfer or other disposition, in whole or in part, by the Borrower or any other person of its interest in any of the property, rights or interests constituting security for all or any portion of the Guaranteed Obligations or any other Indebtedness, liabilities or obligations;

(x) any failure of any of the Credit Documents, or any other agreement or instrument securing all or any portion of the Guaranteed Obligations, to effectively subject any property, rights or interests to any liens or security interests purported to be granted or created thereby, or any failure of any such liens or security interests to be or become perfected or to establish or maintain the priority over other liens and security interests contemplated thereby;

(y) any condemnation or taking of, or any encumbrance on or interference with any use of, or any damage to, or any destruction of, any such property, or any part thereof or interest therein;

(z) any lack of notice to, or knowledge by, any Guarantor of any of the matters referred to above; and/or

(aa) to the fullest extent permitted under applicable law now or hereafter in effect, any other circumstance or occurrence, whether similar or dissimilar to any of the foregoing, that could or might constitute a defense available to, or a discharge of the obligations of, a guarantor or other surety.

Section 5. Waivers. Each Guarantor unconditionally waives, to the maximum extent permitted under any applicable law now or hereafter in effect, insofar as its obligations under this Guaranty are concerned, (a) notice of any of the matters referred to in Section 4, (b) all notices required by statute, rule of law or otherwise to preserve any rights against such Guarantor hereunder, including, without limitation, any demand, presentment, proof or notice of dishonor or non-payment of any Guaranteed Obligation, notice of acceptance of this Guaranty, notice of the incurrence of any Guaranteed Obligation, notice of any failure on the part of the Borrower, any of its Subsidiaries or Affiliates, or any other person, to perform or comply with any term or provision of the Credit Agreement, any other Guaranteed Document or any other agreement or instrument to which the Borrower or any other person is a party, or notice of the commencement of any proceeding against any other person or its any of its property or assets, (c) any right to the enforcement, assertion or exercise against the Borrower or against any other person or any collateral of any right, power or remedy under or in respect of the Credit Agreement, the other Guaranteed Documents or any other agreement or instrument, and (d) any requirement that such Guarantor be joined as a party to any proceedings against the Borrower or any other person for the enforcement of any term or provision of the Credit Agreement, the other Guaranteed Documents, this Guaranty or any other agreement or instrument.

Section 6. Subrogation Rights. Until such time as the Guaranteed Obligations have been paid in full in cash and otherwise fully performed and the Total Commitment under the Credit Agreement has been terminated, each Guarantor hereby irrevocably waives all rights of subrogation that it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Administrative Agent and/or the other Creditors against the Borrower, any other Guarantor or any other guarantor of or surety for the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower or any other Guarantor that it may at any time otherwise have as a result of this Guaranty.

Section 7. Separate Actions. A separate action or actions may be brought and prosecuted against any Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower, and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions.

Section 8. Guarantors Familiar with Borrower’s Affairs, etc. Each Guarantor confirms that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers, that such officers are familiar with the contents thereof and of this Guaranty, and that it has executed and delivered this Guaranty after reviewing the terms and conditions of the Credit Agreement, the other Credit Documents and this Guaranty and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this Guaranty. Each Guarantor confirms that it has made its own independent investigation with respect to the creditworthiness of the Borrower and its other Subsidiaries and Affiliates and is not executing and delivering this Guaranty in reliance on any representation or warranty by the Administrative Agent or any other Creditor or any other person acting on behalf of the Administrative Agent or any other Creditor as to such creditworthiness. Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of the Borrower and its other Subsidiaries and Affiliates and any circumstances affecting (a) the Borrower’s or any other Subsidiary’s or Affiliate’s ability to perform its obligations under the Credit Agreement and the other Guaranteed Documents to which it is a party, or (b) any collateral securing, or any other guaranty for, all or any part of the Borrower’s or such other Subsidiary’s or Affiliate’s payment and performance obligations thereunder; and each Guarantor further agrees that the Administrative Agent and the other Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or the risks such Guarantor undertakes in this Guaranty.

Section 9. Covenant Under Credit Agreement, etc. Each Guarantor covenants and agrees that on and after the date hereof and until this Guaranty is terminated in accordance with Section 26 hereof, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no Default or Event of Default, is caused by the actions or inactions of such Guarantor or any of its Subsidiaries.

Section 10. Representations and Warranties. Each Guarantor represents and warrants to the Administrative Agent and each of the other Creditors that:

(a) it is a duly organized or formed and validly existing corporation, partnership or limited liability company, as the case may be, in good standing or full force and effect, as applicable, under the laws of the jurisdiction of its formation and has the corporate, partnership or limited liability company power and authority, as applicable, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage;

(b) it has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is party;

(c) it has duly executed and delivered each Credit Document to which it is party and each Credit Document to which it is party constitutes the legal, valid and binding agreement or obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(d) neither the execution, delivery and performance by such Guarantor of the Credit Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any material provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to such Guarantor or its material properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than any Lien created pursuant to the Credit Documents) upon any of the property or assets of such Guarantor pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which such Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, code of regulations or bylaws, or other charter or organizational documents of such Guarantor;

(e) no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize or is required as a condition to (i) the execution, delivery and performance by such Guarantor of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any Credit Document to which such Guarantor is a party, other than filings and recordings necessary to establish or perfect any security interests or other Liens created pursuant to the Credit Documents;

(f) there are no actions, suits or proceedings pending or, to, the knowledge of such Guarantor, threatened with respect to such Guarantor that question the validity or enforceability of any of the Credit Documents to which such Guarantor is a party, or of any action to be taken by such Guarantor pursuant to any of the Credit Documents to which it is a party; and

(g) as of the date such Guarantor has become a party to this Guaranty, (i) such Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that such Guarantor has incurred to the Administrative Agent and the other Creditors under this Guaranty and the other Credit Documents to which such Guarantor is a party; (ii) such Guarantor has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is solvent and able to pay its debts as they mature; (iii) such Guarantor owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay its debts; and (iv) such Guarantor is not entering into the Credit Documents to which it is a party with the intent to hinder, delay or defraud its creditors.

Section 11. Continuing Guaranty; Remedies Cumulative, etc. This Guaranty is a continuing guaranty, all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon, and this Guaranty shall remain in full force and effect until terminated as provided in Section 26 hereof. No failure or delay on the part of the Administrative Agent or any other Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies that the Administrative Agent or any other Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any other Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for, and neither the Administrative Agent nor any other Creditor, undertakes any obligation or duty to, inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

Section 12. Application of Payments and Recoveries. All amounts received by the Administrative Agent pursuant to, or in connection with the enforcement of, this Guaranty, together with all amounts and other rights and benefits realized by any Creditor (or to which any Creditor may be entitled) by virtue of this Guaranty, shall be applied as provided in Section 10.3 of the Credit Agreement.

Section 13. Enforcement Expenses. The Guarantors hereby jointly and severally agree to pay, to the extent not paid pursuant to Section 12.1 of the Credit Agreement, all reasonable out-of-pocket costs and expenses of the Administrative Agent and each other Creditor in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel employed by the Administrative Agent or any of the other Creditors).

Section 14. Successors and Assigns. This Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the other Creditors and their successors and assigns.

Section 15. Entire Agreement. This Guaranty and the other Guaranteed Documents represent the final agreement among the parties with respect to the subject matter hereof and thereof, supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties.

Section 16. Headings Descriptive. The headings of the several Sections of this Guaranty are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

Section 17. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 18. Right of Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean any “Event of Default” as defined in the Credit Agreement or any payment default under any Designated Hedge Document after any applicable notice and grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other person, any such notice being expressly waived, to the fullest extent permitted under applicable law now or hereafter in effect, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not the Administrative Agent or such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor agrees to promptly notify the relevant Guarantor after any such set off and application, provided, however, that the failure to give such notice shall not affect the validity of such set off and application.

Section 19. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing and mailed, sent by telecopier or delivered, (a) if to any Guarantor, at the address specified for it in the Credit Agreement (or if no such address is specified, to it c/o the Borrower), with a courtesy copy to the Borrower at its address specified in or pursuant to the Credit Agreement, (b) if to the Administrative Agent, to it at its Notice Office, (c) if to any Lender, at its address specified in or pursuant to the Credit Agreement, and (d) if to any Designated Hedge Creditor, at such address as such Designated Hedge Creditor shall have specified in writing to each Guarantor and the Administrative Agent; or in any case at such other address as any of the persons listed above may hereafter notify the others in writing. All such notices and communications shall be mailed, sent via telecopier, sent by overnight courier or delivered, and shall be effective when received.

Section 20. Reinstatement. If claim is ever made upon the Administrative Agent or any other Creditor for recission, repayment, recovery or restoration of any amount or amounts received by the Administrative Agent or any other Creditor in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event (i) any such judgment, decree, order, settlement or compromise shall be binding upon each Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, (ii) each Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or otherwise recovered or restored to the same extent as if such amount had never originally been received by any such payee, and (iii) this Guaranty shall continue to be effective or be reinstated, as the case may be, all as if such repayment or other recovery had not occurred.

Section 21. Governing Law; Venue; Waiver of Jury Trial.

(a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE ADMINISTRATIVE AGENT, THE OTHER CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. Any legal action or proceeding with respect to this Guaranty may be brought in the Courts of the State of Ohio, or of the United States of America for the Northern District of Ohio, Eastern Division, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, return receipt requested, to such Guarantor at its address provided herein, such service to become effective 30 days after such mailing, or such earlier time as may be provided by applicable law. Nothing herein shall affect the right of the Administrative Agent or any of the other Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

(b) Each Guarantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document or Guaranteed Document brought in the courts referred to in Section 21(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c) EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH OTHER CREDITOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 22. Sale of Capital Stock of a Guarantor. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 9.2 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all Lenders, or all of the Lenders (other than any Defaulting Lender), as applicable, if required by Section 12.11 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied, to the extent applicable, in accordance with the provisions of the Credit Agreement, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more persons that own, directly or indirectly, all of the capital stock or other equity interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 22).

Section 23. Contribution Among Guarantors. Each Guarantor, in addition to the subrogation rights it shall have against the Borrower under applicable law as a result of any payment it makes hereunder, shall also have a right of contribution against all other Guarantors in respect of any such payment pro rata among the same based on their respective net fair value as enterprises, provided any such right of contribution shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations (and such Guarantor’s obligations in respect thereof).

Section 24. Full Recourse Obligations; Effect of Fraudulent Transfer Laws, etc. It is the desire and intent of each Guarantor, the Administrative Agent and the other Creditors that this Guaranty shall be enforced as a full recourse obligation of each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Guarantor’s liability hereunder in respect of the Guaranteed Obligations shall be deemed to be reduced ab initio to that maximum amount that would be permitted without causing such Guarantor’s obligations hereunder to be so invalidated.

Section 25. Payments Free and Clear of Setoffs, Counterclaims and Taxes, etc.

(a) All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and, except as provided for in this Section 25(a), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax, imposed on or measured by the net income or net profits of a Creditor pursuant to the laws of the jurisdiction under which such Creditor is organized or the jurisdiction in which the principal office or Applicable Lending Office of such Creditor is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non excluded taxes, levies imposts, duties, fees, assessments or other charges (all such nonexcluded taxes levies, imposts, duties, fees assessments or other charges being referred to collectively as “Taxes”). If any Taxes are so levied or imposed, the applicable Guarantor agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment by it of all amounts due hereunder, after withholding or deduction for or on account of any Taxes will not be less than the amount provided for herein. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the applicable Guarantor agrees to reimburse each Creditor, upon the written request of such Creditor for taxes imposed on or measured by the net income or profits of such Creditor pursuant to the laws of the jurisdiction in which such Creditor is organized or in which the principal office or Applicable Lending Office of such Creditor is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or Applicable Lending Office of such Creditor is located and for any withholding of income or similar taxes imposed by the United States of America as such Creditor shall determine are payable by, or withheld from, such Creditor in respect of such amounts so paid to or on behalf of such Creditor pursuant to the preceding sentence, which request shall be accompanied by a statement from such Creditor setting forth, in reasonable detail, the computations used in determining such amounts. The applicable Guarantor will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes, or any withholding or deduction on account thereof, is due pursuant to applicable law certified copies of tax receipts, or other evidence satisfactory to the applicable Creditor, evidencing such payment by the applicable Creditor. Each applicable Guarantor will indemnify and hold harmless the Administrative Agent and each Creditor, and reimburse the Administrative Agent or such Creditor upon its written request, for the amount of any Taxes so levied or imposed and paid or withheld by such Creditor.

(b) Notwithstanding anything to the contrary contained in this Section 25, (i) any applicable Guarantor shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from any amounts payable hereunder for the account of any Creditor that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for United States federal income tax purposes and that has not provided to the Borrower such forms that establish a complete exemption from such deduction or withholding; and (ii) any applicable Guarantor shall not be obligated pursuant to this Section 25 hereof to gross-up payments to be made to a Creditor in respect of income or similar taxes imposed by the United States or any additional amounts with respect thereto if such Creditor has not provided to the Borrower such forms.

Section 26. Termination. After the termination of the Total Commitment and all Designated Hedge Documents, when no Note or Letter of Credit is outstanding and when all Loans and other Guaranteed Obligations (other than unasserted indemnity obligations) have been paid in full, this Guaranty will terminate and the Administrative Agent, at the request and expense of the Borrower and/or any of the Guarantors, will execute and deliver to the Guarantors an instrument or instruments acknowledging the satisfaction and termination of this Guaranty.

Section 27. Enforcement Only by Administrative Agent. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent, acting upon the instructions of the Required Lenders, and that no Creditor shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent, for the benefit of the Creditors, upon the terms of this Guaranty. The Administrative Agent and the other Creditors further agree that this Guaranty may not be enforced against any director, officer or employee of any Guarantor, as such.

Section 28. General Limitation on Claims by Guarantors. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY OTHER CREDITOR, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM, FOR ANY DAMAGES OTHER THAN ACTUAL COMPENSATORY DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY OF THE OTHER GUARANTEED DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH GUARANTOR HEREBY, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, WAIVES, RELEASES AND AGREES NOT TO SUE OR COUNTERCLAIM UPON ANY SUCH CLAIM FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

Section 29. Attorneys, Accountants, etc. of Creditors Have No Duty to Guarantors. All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such person may act) retained by the Administrative Agent or any other

Creditor with respect to the transactions contemplated by the Guaranteed Documents shall have the right to act exclusively in the interest of the Administrative Agent or such other Creditor, as the case may be, shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Guarantor, to any of its Affiliates, or to any other person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation and shall be subject to the provisions contained in Section 12.14 of the Credit Agreement. Each Guarantor agrees, on behalf of itself, its Subsidiaries and its other Affiliates, not to assert any claim or counterclaim against any such persons with regard to such matters, all such claims and counterclaims, now existing or hereafter arising, whether known or unknown, foreseen or unforeseeable, being hereby waived, released and forever discharged.

Section 30. Creditors Not Fiduciary to Guarantors, etc. The relationship among any Guarantor and its Affiliates, on the one hand, and the Administrative Agent and the other Creditors, on the other hand, is solely that of debtor and creditor, and the Administrative Agent and the other Creditors have no fiduciary or other special relationship with any Guarantor or any of its Affiliates, and no term or provision of any Guaranteed Document, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.

Section 31. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts including, by way of facsimile transmission or other electronic transmission capable of authentication, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

Section 32. Additional Guarantors. Additional Guarantors may become a party to this Guaranty by execution of a Guaranty Supplement in form and substance acceptable to the Administrative Agent.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

ADP OF NEW YORK, LLC,
a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF ALABAMA, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF CALIFORNIA, INC., a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF LOUISIANA, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF MARYLAND, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF MICHIGAN, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF MISSOURI, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF NORTH CAROLINA, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF OKLAHOMA, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF PENNSYLVANIA, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF TENNESSEE, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PARTNERS
OF VIRGINIA, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

AMERICAN DENTAL PROFESSIONAL SERVICES, LLC, a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

APPLE PARK ASSOCIATES, INC.,
a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

INNOVATIVE PRACTICE CONCEPTS, INC., a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

NATIONAL DENTAL ALLIANCE, INC.,
a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

NORTHPARK DENTAL GROUP, LLC,
a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

PDHC, LTD., a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

TEXAS DENTAL MANAGEMENT, INC.,
a Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	VP, Finance

TEXAS DENTAL PARTNERS, LP,
a Guarantor

By: TEXAS DENTAL MANAGEMENT, INC., as its General Partner

Name:	Ian H. Brock
Title:	VP, Finance

VOSS DENTAL LAB, INC., a Guarantor

Name:	Ian H. Brock
By:	/s/ Ian H. Brock
Title:	VP, Finance

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

Name:	J.T. Taylor
By:	/s/ J.T. Taylor
Title:	Vice President